Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Betterware de México, S.A.B. de C.V. (the “Company”) on Form 20-F for the fiscal year ended January 3, 2021, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Diana Jones, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Diana Jones
Name:	Diana Jones
Title:	Chief Financial Officer

Date: April 19, 2021